                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/12/2005           19:01:12     CARVE Version 37.0    /u/dsouzad/deal/top17/red/top17.050105.red.carve
MSCI                  MSCI     SERIES 2005-TOP17 **S&P/FITCH      CLASS A2
------------------------------------------------------------------------------------------------------------------------------

Class                      A1                  Settlement Date       01/27/2005     Coupon              4.18000
Original Balance           23,000,000.00       Dated Date            01/01/2005     Delay               12
Current Balance            23,000,000.00       First Payment Date    02/13/2005     Lead Manager        Morgan Stanley & Co.
Credit Rating              AAA                 Next Payment Date     02/13/2005     Orig Deal Size      980,772,819.43
Market Desc                N/A                 Payment Freq          Monthly        Num of Tranches     30
Factor                     1.00000000          Interest Freq         Monthly        Deal Age            0

----------------------------------------------------------------------------------

Cusip                    N/A
Yield Table Date         01/12/2005
Yield Frequency          SemiAnnual
Yield Day Count          30/360

TRIGGER                    OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL
                           YES          YES          YES          YES          YES          YES          YES          YES
PREPAY               CPR 0 (!YM)CPR 100 CPR 0        CPR 0        CPR 0        CPR 0        CPR 0        CPR 0        (!YM)CPR 100
DEFAULT                                 CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24
                                        1            2            3            4            5            10           1
ADVANCES                                YES          YES          YES          YES          YES          YES          YES
RECV MNTH                               12           12           12           12           12           12           12
RECV DISTR                              100 1        100 1        100 1        100 1        100 1        100 1        100 1
LOSSES                                  0.35         0.35         0.35         0.35         0.35         0.35         0.35
-----------------------------------------------------------------------------------------------------------------------------------
PRICE /
YIELD
-----------------------------------------------------------------------------------------------------------------------------------

     99.9237         4.1948    4.1948      4.1938       4.1934       4.1931          4.1929       4.1928       4.1925        4.1938
     99.9862         4.1733    4.1732      4.1714       4.1705       4.1699          4.1696       4.1693       4.1687        4.1714
    100.0487         4.1517    4.1517      4.1489       4.1476       4.1467          4.1462       4.1458       4.1449        4.1489
    100.1112         4.1302    4.1302      4.1265       4.1247       4.1236          4.1229       4.1223       4.1211        4.1265
    100.1737         4.1088    4.1087      4.1041       4.1018       4.1005          4.0996       4.0989       4.0973        4.1041
    100.2362         4.0873    4.0872      4.0817       4.0789       4.0773          4.0763       4.0755       4.0736        4.0817
    100.2987         4.0659    4.0658      4.0593       4.0561       4.0542          4.0530       4.0521       4.0499        4.0593
    100.3612         4.0444    4.0443      4.0370       4.0333       4.0312          4.0297       4.0287       4.0262        4.0370
    100.4237         4.0230    4.0229      4.0146       4.0105       4.0081          4.0065       4.0053       4.0025        4.0146
    100.4862         4.0016    4.0015      3.9923       3.9877       3.9850          3.9833       3.9819       3.9788        3.9923
    100.5487         3.9802    3.9801      3.9700       3.9649       3.9620          3.9600       3.9586       3.9552        3.9700
    100.6112         3.9589    3.9588      3.9477       3.9422       3.9390          3.9369       3.9353       3.9315        3.9477
    100.6737         3.9375    3.9374      3.9255       3.9195       3.9160          3.9137       3.9120       3.9079        3.9255
    100.7362         3.9162    3.9161      3.9032       3.8968       3.8930          3.8905       3.8887       3.8843        3.9032
    100.7987         3.8949    3.8947      3.8810       3.8741       3.8701          3.8674       3.8654       3.8608        3.8810
    100.8612         3.8736    3.8734      3.8587       3.8514       3.8471          3.8443       3.8422       3.8372        3.8587
    100.9237         3.8523    3.8521      3.8365       3.8287       3.8242          3.8212       3.8190       3.8137        3.8365
    100.9862         3.8311    3.8309      3.8144       3.8061       3.8013          3.7981       3.7957       3.7902        3.8144
    101.0487         3.8098    3.8096      3.7922       3.7835       3.7784          3.7750       3.7726       3.7667        3.7922
    101.1112         3.7886    3.7884      3.7700       3.7609       3.7555          3.7520       3.7494       3.7432        3.7700
    101.1737         3.7674    3.7671      3.7479       3.7383       3.7327          3.7290       3.7262       3.7197        3.7479
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE                3.16      3.16        3.02        2.95          2.92            2.89         2.88         2.84          3.02
LIFE
FIRST PRIN       01/13/2007 01/13/2007 01/13/2007   01/13/2007   01/13/2007      01/13/2007   01/13/2007   01/13/2007    01/13/2007
LAST PRIN        05/13/2009 04/13/2009 11/13/2008   09/13/2008   07/13/2008      06/13/2008   05/13/2008   04/13/2008    11/13/2008
PAYMENT                  29         28         23           21           19              18           17           16            23
WINDOW
ACCRUAL              0.3019     0.3019     0.3019       0.3019       0.3019          0.3019       0.3019       0.3019        0.3019
FACTOR
MOD
DURATION @             2.90       2.90       2.78         2.72         2.69            2.67         2.66         2.62          2.78
100.5487
SPREAD
INTERP. @                60         60         62           62           63              63           63           63            62
100.5487

TRIGGER              OPTIONALCALL     OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL
                     YES              YES          YES          YES          YES
PREPAY               (!YM) CPR        (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR
                     100              100          100          100          100
DEFAULT              CDR 0 24         CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24
                     2                3            4            5            10
ADVANCES             YES              YES          YES          YES          YES
RECV MNTH            12               12           12           12           12
RECV DISTR           100 1            100 1        100 1        100 1        100 1
LOSSES               0.35             0.35         0.35         0.35         0.35
----------------------------------------------------------------------------------
PRICE /
YIELD
----------------------------------------------------------------------------------

                    4.1934           4.1931       4.1929      4.1928      4.1925
                    4.1705           4.1699       4.1696      4.1693      4.1687
                    4.1476           4.1467       4.1462      4.1458      4.1449
                    4.1247           4.1236       4.1229      4.1223      4.1211
                    4.1018           4.1005       4.0996      4.0989      4.0973
                    4.0789           4.0773       4.0763      4.0755      4.0736
                    4.0561           4.0542       4.0530      4.0521      4.0499
                    4.0333           4.0312       4.0297      4.0287      4.0262
                    4.0105           4.0081       4.0065      4.0053      4.0025
                    3.9877           3.9850       3.9833      3.9819      3.9788
                    3.9649           3.9620       3.9600      3.9586      3.9552
                    3.9422           3.9390       3.9369      3.9353      3.9315
                    3.9195           3.9160       3.9137      3.9120      3.9079
                    3.8968           3.8930       3.8905      3.8887      3.8843
                    3.8741           3.8701       3.8674      3.8654      3.8608
                    3.8514           3.8471       3.8443      3.8422      3.8372
                    3.8287           3.8242       3.8212      3.8190      3.8137
                    3.8061           3.8013       3.7981      3.7957      3.7902
                    3.7835           3.7784       3.7750      3.7726      3.7667
                    3.7609           3.7555       3.7520      3.7494      3.7432
                    3.7383           3.7327       3.7290      3.7262      3.7197
-----------------------------------------------------------------------------------
AVERAGE               2.95             2.92         2.89        2.88        2.84
LIFE
FIRST PRIN      01/13/2007       01/13/2007   01/13/2007  01/13/2007  01/13/2007
LAST PRIN       09/13/2008       07/13/2008   06/13/2008  05/13/2008  04/13/2008
PAYMENT                 21               19           18          17          16
WINDOW
ACCRUAL             0.3019           0.3019       0.3019      0.3019      0.3019
FACTOR
MOD
DURATION @            2.72             2.69         2.67        2.66        2.62
100.5487
SPREAD
INTERP. @               62               63           63          63          63
100.5487

                                                                    Page 1 of 3
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/12/2005    19:01:12        CARVE Version 37.0    /u/dsouzad/deal/top17/red/top17.050105.red.carve
MSCI              MSCI        SERIES 2005-TOP17 **S&P/FITCH      CLASS A3
-----------------------------------------------------------------------------------------------------------------------------------

Class                     A3                  Settlement Date       01/27/2005     Coupon              4.37000
Original Balance          56,800,000.00       Dated Date            01/01/2005     Delay               12
Current Balance           56,800,000.00       First Payment Date    02/13/2005     Lead Manager        Morgan Stanley & Co.
Credit Rating             AAA                 Next Payment Date     02/13/2005     Orig Deal Size      980,772,819.43
Market Desc               N/A                 Payment Freq          Monthly        Num of Tranches     30
Factor                    1.00000000          Interest Freq         Monthly        Deal Age            0

----------------------------------------------------------------

 Cusip                N/A
 Yield Table Date     01/12/2005
 Yield Frequency      SemiAnnual
 Yield Day Count      30/360

TRIGGER                   OPTIONALCALL OPTIONALCALL  OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL  OPTIONALCALL
                          YES          YES           YES          YES          YES          YES          YES           YES
PREPAY         CPR 0      (!YM) CPR    CPR 0         CPR 0        CPR 0        CPR 0        CPR 0        CPR 0         (!YM) CPR
                          100                                                                                          100
DEFAULT                                CDR 0 24      CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24      CDR 0 24
                                       1             2            3            4            5            10            1
ADVANCES                               YES           YES          YES          YES          YES          YES           YES
RECV MNTH                              12            12           12           12           12           12            12
RECV DISTR                             100 1         100 1        100 1        100 1        100 1        100 1         100 1
LOSSES                                 0.35          0.35         0.35         0.35         0.35         0.35          0.35
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/
YIELD
-----------------------------------------------------------------------------------------------------------------------------------

      99.9347     4.3909     4.3905        4.3904       4.3898       4.3891       4.3883       4.3875        4.3852       4.3901
      99.9972     4.3761     4.3754        4.3753       4.3741       4.3729       4.3714       4.3701        4.3660       4.3746
     100.0597     4.3613     4.3603        4.3601       4.3585       4.3566       4.3546       4.3527        4.3468       4.3592
     100.1222     4.3466     4.3453        4.3450       4.3429       4.3405       4.3378       4.3353        4.3276       4.3438
     100.1847     4.3318     4.3302        4.3298       4.3273       4.3243       4.3210       4.3180        4.3084       4.3284
     100.2472     4.3171     4.3152        4.3147       4.3116       4.3081       4.3042       4.3006        4.2892       4.3130
     100.3097     4.3023     4.3001        4.2996       4.2961       4.2920       4.2874       4.2833        4.2701       4.2976
     100.3722     4.2876     4.2851        4.2845       4.2805       4.2758       4.2706       4.2659        4.2509       4.2823
     100.4347     4.2729     4.2701        4.2695       4.2649       4.2597       4.2539       4.2486        4.2318       4.2669
     100.4972     4.2582     4.2551        4.2544       4.2493       4.2436       4.2372       4.2313        4.2127       4.2516
     100.5597     4.2435     4.2401        4.2393       4.2338       4.2275       4.2204       4.2140        4.1936       4.2362
     100.6222     4.2288     4.2251        4.2243       4.2183       4.2114       4.2037       4.1968        4.1745       4.2209
     100.6847     4.2142     4.2101        4.2092       4.2027       4.1953       4.1870       4.1795        4.1555       4.2056
     100.7472     4.1995     4.1952        4.1942       4.1872       4.1792       4.1703       4.1622        4.1364       4.1903
     100.8097     4.1849     4.1802        4.1792       4.1717       4.1631       4.1536       4.1450        4.1174       4.1750
     100.8722     4.1702     4.1653        4.1642       4.1562       4.1471       4.1370       4.1278        4.0984       4.1597
     100.9347     4.1556     4.1504        4.1492       4.1407       4.1311       4.1203       4.1106        4.0793       4.1445
     100.9972     4.1410     4.1355        4.1342       4.1253       4.1150       4.1037       4.0934        4.0603       4.1292
     101.0597     4.1264     4.1206        4.1192       4.1098       4.0990       4.0871       4.0762        4.0414       4.1140
     101.1222     4.1118     4.1057        4.1043       4.0944       4.0830       4.0704       4.0590        4.0224       4.0987
     101.1847     4.0972     4.0908        4.0893       4.0789       4.0670       4.0538       4.0418        4.0034       4.0835
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE        4.77       4.66          4.64         4.48         4.31         4.14         3.99          3.58         4.55
FIRST PRIN    05/13/2009 04/13/2009    11/13/2008   09/13/2008   07/13/2008   06/13/2008   05/13/2008    04/13/2008   11/13/2008
LAST PRIN     12/13/2009 12/13/2009    12/13/2009   12/13/2009   12/13/2009   12/13/2009   08/13/2009    01/13/2009   11/13/2009
PAYMENT                8          9            14           16           18           19           16            10           13
WINDOW
ACCRUAL           0.3156     0.3156        0.3156       0.3156       0.3156       0.3156       0.3156        0.3156       0.3156
FACTOR
MOD DURATION        4.22       4.13          4.12         3.99         3.85         3.71         3.58          3.25         4.04
@ 100.5597
SPREAD
INTERP. @             58         59            60           62           64           67           69            74           61
100.5597

TRIGGER                 OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL
                        YES          YES          YES          YES          YES
PREPAY                  (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR
                        100          100          100          100          100
DEFAULT                 CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24
                        2            3            4            5            10
ADVANCES                YES          YES          YES          YES          YES
RECV MNTH               12           12           12           12           12
RECV DISTR              100 1        100 1        100 1        100 1        100 1
LOSSES                  0.35         0.35         0.35         0.35         0.35
-----------------------------------------------------------------------------------------
PRICE/
YIELD
 ----------------------------------------------------------------------------------------

                             4.3895       4.3888       4.3881       4.3875      4.3852
                             4.3736       4.3724       4.3712       4.3700      4.3660
                             4.3577       4.3560       4.3543       4.3526      4.3468
                             4.3418       4.3396       4.3374       4.3352      4.3276
                             4.3260       4.3232       4.3205       4.3178      4.3084
                             4.3101       4.3069       4.3036       4.3004      4.2892
                             4.2943       4.2905       4.2867       4.2830      4.2701
                             4.2785       4.2742       4.2699       4.2656      4.2509
                             4.2627       4.2578       4.2530       4.2483      4.2318
                             4.2469       4.2415       4.2362       4.2309      4.2127
                             4.2311       4.2252       4.2194       4.2136      4.1936
                             4.2153       4.2089       4.2026       4.1963      4.1745
                             4.1996       4.1926       4.1858       4.1790      4.1555
                             4.1838       4.1764       4.1690       4.1617      4.1364
                             4.1681       4.1601       4.1522       4.1444      4.1174
                             4.1524       4.1438       4.1355       4.1271      4.0984
                             4.1366       4.1276       4.1187       4.1099      4.0793
                             4.1209       4.1114       4.1020       4.0926      4.0603
                             4.1052       4.0952       4.0853       4.0754      4.0414
                             4.0896       4.0790       4.0686       4.0582      4.0224
                             4.0739       4.0628       4.0519       4.0410      4.0034
-----------------------------------------------------------------------------------------
AVERAGE LIFE                   4.41         4.25         4.11         3.98        3.58
FIRST PRIN               09/13/2008   07/13/2008   06/13/2008   05/13/2008  04/13/2008
LAST PRIN                11/13/2009   11/13/2009   09/13/2009   08/13/2009  01/13/2009
PAYMENT                          15           17           16           16          10
WINDOW
ACCRUAL                      0.3156       0.3156       0.3156       0.3156      0.3156
FACTOR
MOD DURATION                   3.93         3.80         3.68         3.58        3.25
@ 100.5597
SPREAD
INTERP. @                        63           65           67           69          74
100.5597

                                                                    Page 2 of 3
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/12/2005    19:01:12     CARVE Version 37.0    /u/dsouzad/deal/top17/red/top17.050105.red.carve
MSCI              MSCI     SERIES 2005-TOP17 **S&P/FITCH      CLASS A4
--------------------------------------------------------------------------------------------------------------------------------

Class                  A3                  Settlement Date       01/27/2005     Coupon              4.37000
Original Balance       85,600,000.00       Dated Date            01/01/2005     Delay               12
Current Balance        85,600,000.00       First Payment Date    02/13/2005     Lead Manager        Morgan Stanley & Co.
Credit Rating          AAA                 Next Payment Date     02/13/2005     Orig Deal Size      980,772,819.43
Market Desc            N/A                 Payment Freq          Monthly        Num of Tranches     30
Factor                 1.00000000          Interest Freq         Monthly        Deal Age            0

------------------------------------------------------------

 Cusip                N/A
 Yield Table Date     01/12/2005
 Yield Frequency      SemiAnnual
 Yield Day Count      30/360

TRIGGER                OPTIONALCALL  OPTIONALCALL OPTIONALCALL  OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL
                       YES           YES          YES           YES          YES          YES          YES          YES
PREPAY         CPR 0   (!YM) CPR     CPR 0        CPR 0         CPR 0        CPR 0        CPR 0        CPR 0        (!YM) CPR
                       100                                                                                          100
DEFAULT                              CDR 0 24     CDR 0 24      CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24
                                     1            2             3            4            5            10           1
ADVANCES                             YES          YES           YES          YES          YES          YES          YES
RECV MNTH                            12           12            12           12           12           12           12
RECV DISTR                           100 1        100 1         100 1        100 1        100 1        100 1        100 1
LOSSES                               0.35         0.35          0.35         0.35         0.35         0.35         0.35
--------------------------------------------------------------------------------------------------------------------------------
PRICE /
YIELD
--------------------------------------------------------------------------------------------------------------------------------

     99.9001    4.6753       4.6752       4.6748          4.6743      4.6738       4.6733        4.6728       4.6714      4.6748
     99.9626    4.6641       4.6640       4.6631          4.6621      4.6610       4.6599        4.6589       4.6557      4.6630
    100.0251    4.6530       4.6528       4.6514          4.6499      4.6482       4.6465        4.6450       4.6402      4.6513
    100.0876    4.6418       4.6416       4.6398          4.6377      4.6354       4.6332        4.6311       4.6246      4.6396
    100.1501    4.6307       4.6304       4.6281          4.6255      4.6227       4.6198        4.6172       4.6090      4.6279
    100.2126    4.6196       4.6193       4.6165          4.6133      4.6099       4.6065        4.6033       4.5934      4.6162
    100.2751    4.6085       4.6081       4.6048          4.6011      4.5972       4.5931        4.5894       4.5779      4.6045
    100.3376    4.5974       4.5969       4.5932          4.5890      4.5844       4.5798        4.5755       4.5624      4.5928
    100.4001    4.5863       4.5858       4.5816          4.5768      4.5717       4.5665        4.5616       4.5468      4.5811
    100.4626    4.5752       4.5746       4.5700          4.5647      4.5590       4.5532        4.5478       4.5313      4.5695
    100.5251    4.5641       4.5635       4.5584          4.5525      4.5462       4.5399        4.5339       4.5158      4.5578
    100.5876    4.5530       4.5524       4.5468          4.5404      4.5335       4.5266        4.5201       4.5003      4.5462
    100.6501    4.5420       4.5413       4.5352          4.5283      4.5208       4.5133        4.5063       4.4848      4.5345
    100.7126    4.5309       4.5302       4.5236          4.5162      4.5082       4.5000        4.4925       4.4694      4.5229
    100.7751    4.5199       4.5191       4.5120          4.5041      4.4955       4.4868        4.4787       4.4539      4.5113
    100.8376    4.5088       4.5080       4.5005          4.4920      4.4828       4.4735        4.4649       4.4385      4.4997
    100.9001    4.4978       4.4969       4.4889          4.4799      4.4702       4.4603        4.4511       4.4230      4.4881
    100.9626    4.4868       4.4858       4.4774          4.4678      4.4575       4.4471        4.4373       4.4076      4.4765
    101.0251    4.4758       4.4747       4.4658          4.4557      4.4449       4.4339        4.4236       4.3922      4.4649
    101.0876    4.4648       4.4637       4.4543          4.4437      4.4322       4.4206        4.4098       4.3768      4.4533
    101.1501    4.4538       4.4526       4.4428          4.4316      4.4196       4.4074        4.3961       4.3614      4.4417
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE           6.64         6.61         6.30            5.99        5.68         5.39          5.15         4.53        6.27
LIFE
FIRST PRIN  05/13/2011  04/13/2011    12/13/2009      12/13/2009  12/13/2009   12/13/2009    08/13/2009   01/13/2009  11/13/2009
LAST PRIN   01/13/2012  01/13/2012    10/13/2011      10/13/2011  10/13/2011   07/13/2011    05/13/2011   12/13/2009  10/13/2011
PAYMENT              9          10            23              23          23           20            22           12          24
WINDOW
ACCRUAL         0.3351     0.3351         0.3351          0.3351      0.3351       0.3351        0.3351       0.3351      0.3351
FACTOR
MOD               5.59       5.57           5.34            5.11        4.88         4.66          4.48         4.00        5.32
DURATION @
100.5251
SPREAD              67         67             70              73          76           79            81           89          71
INTERP. @
100.5251

TRIGGER            OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL
                   YES          YES          YES          YES          YES
PREPAY            (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR
                   100          100          100          100          100
DEFAULT            CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24     CDR 0 24
                   2            3            4            5            10
ADVANCES           YES          YES          YES          YES          YES
RECV MNTH          12           12           12           12           12
RECV DISTR         100 1        100 1        100 1        100 1        100 1
LOSSES             0.35         0.35         0.35         0.35         0.35
--------------------------------------------------------------------------------------
PRICE /
YIELD
--------------------------------------------------------------------------------------

                        4.6743      4.6737       4.6732      4.6727      4.6712
                        4.6620      4.6608       4.6597      4.6586      4.6555
                        4.6497      4.6479       4.6461      4.6445      4.6397
                        4.6374      4.6351       4.6326      4.6305      4.6240
                        4.6251      4.6222       4.6192      4.6164      4.6083
                        4.6129      4.6093       4.6057      4.6024      4.5926
                        4.6006      4.5965       4.5922      4.5884      4.5769
                        4.5884      4.5836       4.5787      4.5743      4.5612
                        4.5762      4.5708       4.5653      4.5603      4.5455
                        4.5640      4.5580       4.5518      4.5463      4.5298
                        4.5517      4.5452       4.5384      4.5324      4.5142
                        4.5395      4.5324       4.5250      4.5184      4.4985
                        4.5273      4.5196       4.5116      4.5044      4.4829
                        4.5152      4.5068       4.4982      4.4905      4.4673
                        4.5030      4.4940       4.4848      4.4765      4.4517
                        4.4908      4.4813       4.4714      4.4626      4.4361
                        4.4787      4.4685       4.4580      4.4487      4.4205
                        4.4665      4.4558       4.4447      4.4347      4.4049
                        4.4544      4.4430       4.4313      4.4208      4.3894
                        4.4422      4.4303       4.4180      4.4069      4.3738
                        4.4301      4.4176       4.4046      4.3931      4.3583
--------------------------------------------------------------------------------------
AVERAGE                   5.95        5.63         5.33        5.09        4.48
LIFE
FIRST PRIN          11/13/2009  11/13/2009   09/13/2009  08/13/2009  01/13/2009
LAST PRIN           10/13/2011  10/13/2011   07/13/2011  04/13/2011  11/13/2009
PAYMENT                     24          24           23          21          11
WINDOW
ACCRUAL                 0.3351      0.3351       0.3351      0.3351      0.3351
FACTOR
MOD                       5.08        4.84         4.61        4.43        3.96
DURATION @
100.5251
SPREAD                      74          77           79          82          90
INTERP. @
100.5251

                                                                    Page 3 of 3
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/14/2005    10:54:53     CARVE Version 37.0    /u/dsouzad/deal/top17/red/top17.050105.red.carve
MSCI          MSCI         SERIES 2005-TOP17 **S&P/FITCH      CLASS A3
-------------------------------------------------------------------------------------------------------------------------

Class                  A3                  Settlement Date       01/27/2005     Coupon              4.37000
Original Balance       56,800,000.00       Dated Date            01/01/2005     Delay               12
Current Balance        56,800,000.00       First Payment Date    02/13/2005     Lead Manager        Morgan Stanley & Co.
Credit Rating          AAA                 Next Payment Date     02/13/2005     Orig Deal Size      980,772,819.43
Market Desc            N/A                 Payment Freq          Monthly        Num of Tranches     30
Factor                 1.00000000          Interest Freq         Monthly        Deal Age            0

---------------------------------------------------------------------------------

   Cusip                N/A
   Yield Table Date     01/14/2005
   Yield Frequency      SemiAnnual
   Yield Day Count      30/360

                 0             DEF_12_18_24   DEF_18_24   DEF_18_24_50    DEF_24      DEF_56
---------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------

            98/00      4.8542        5.2927     4.8757        4.8850      4.8564     4.8593
            98/08      4.7937        5.1722     4.8123        4.8203      4.7956     4.7982
            98/16      4.7334        5.0521     4.7491        4.7558      4.7350     4.7372
            98/24      4.6733        4.9325     4.6860        4.6915      4.6746     4.6764
            99/00      4.6134        4.8134     4.6232        4.6274      4.6144     4.6157
            99/08      4.5536        4.6948     4.5606        4.5635      4.5543     4.5553
            99/16      4.4941        4.5766     4.4981        4.4998      4.4945     4.4950
            99/24      4.4347        4.4589     4.4359        4.4364      4.4348     4.4350
           100/00      4.3755        4.3416     4.3738        4.3731      4.3753     4.3751
           100/08      4.3164        4.2248     4.3119        4.3100      4.3160     4.3153
           100/16      4.2575        4.1085     4.2503        4.2471      4.2568     4.2558
           100/24      4.1988        3.9926     4.1888        4.1845      4.1978     4.1964
           101/00      4.1403        3.8771     4.1275        4.1220      4.1390     4.1372
           101/08      4.0820        3.7621     4.0664        4.0597      4.0804     4.0782
           101/16      4.0238        3.6476     4.0054        3.9976      4.0220     4.0193
           101/24      3.9658        3.5334     3.9447        3.9357      3.9637     3.9606
           102/00      3.9079        3.4197     3.8841        3.8740      3.9056     3.9021
           102/08      3.8502        3.3065     3.8238        3.8125      3.8476     3.8438
           102/16      3.7927        3.1936     3.7636        3.7512      3.7898     3.7856
           102/24      3.7354        3.0812     3.7036        3.6900      3.7322     3.7276
           103/00      3.6782        2.9692     3.6437        3.6291      3.6748     3.6698
------------------ ----------- ------------- ---------- ------------- ----------- ----------
AVERAGE LIFE             4.77          2.32       4.55          4.47        4.75       4.71
FIRST PRIN         05/13/2009    02/13/2006 07/13/2007    01/13/2007  09/13/2008 12/13/2008
LAST PRIN          12/13/2009    05/13/2009 05/13/2011    05/13/2011  05/13/2011 12/13/2009
PAYMENT WINDOW              8            40         47            53          33         13
ACCRUAL FACTOR         0.3156        0.3156     0.3156        0.3156      0.3156     0.3156
MOD DURATION @
100/16                   4.22          2.14       4.03          3.95        4.20       4.17
CUM WRITEDOWN            0.00          0.00       0.00          0.00        0.00       0.00

                                                                     Page 1 of 2
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/14/2005    10:54:53     CARVE Version 37.0        /u/dsouzad/deal/top17/red/top17.050105.red.carv
MSCI          MSCI         SERIES 2005-TOP17 **S&P/FITCH      CLASS A4
--------------------------------------------------------------------------------------

Class                   A4                   Settlement Date       01/27/2005
Original Balance        85,600,000.00        Dated Date            01/01/2005
Current Balance         85,600,000.00        First Payment Date    02/13/2005
Credit Rating           AAA                  Next Payment Date     02/13/2005
Market Desc             N/A                  Payment Freq          Monthly
Factor                  1.00000000           Interest Freq         Monthly

-------------------------------------------------------------------------------------------

  Coupon                   4.64000               Cusip                N/A
  Delay                    12                    Yield Table Date     01/14/2005
  Lead Manager             Morgan Stanley & Co.  Yield Frequency      SemiAnnual
  Orig Deal Size           980,772,819.43        Yield Day Count      30/360
  Num of Tranches          30
  Deal Age                 0

                  0             DEF_12_18_24  DEF_18_24   DEF_18_24_50    DEF_24      DEF_56
--------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------

            98/00      5.0184        5.0080      5.0048       5.0014      5.0128     5.0182
            98/08      4.9728        4.9638      4.9611       4.9581      4.9679     4.9726
            98/16      4.9273        4.9197      4.9175       4.9150      4.9232     4.9272
            98/24      4.8820        4.8758      4.8740       4.8719      4.8787     4.8819
            99/00      4.8368        4.8320      4.8306       4.8291      4.8343     4.8367
            99/08      4.7918        4.7884      4.7874       4.7863      4.7900     4.7917
            99/16      4.7469        4.7449      4.7443       4.7437      4.7458     4.7468
            99/24      4.7021        4.7016      4.7014       4.7012      4.7018     4.7021
           100/00      4.6574        4.6583      4.6586       4.6589      4.6579     4.6575
           100/08      4.6129        4.6152      4.6159       4.6166      4.6142     4.6130
           100/16      4.5686        4.5723      4.5733       4.5745      4.5705     4.5686
           100/24      4.5243        4.5295      4.5309       4.5325      4.5270     4.5244
           101/00      4.4802        4.4868      4.4886       4.4907      4.4837     4.4803
           101/08      4.4362        4.4442      4.4464       4.4490      4.4404     4.4363
           101/16      4.3923        4.4018      4.4043       4.4074      4.3973     4.3925
           101/24      4.3486        4.3595      4.3624       4.3659      4.3543     4.3488
           102/00      4.3050        4.3173      4.3206       4.3245      4.3114     4.3052
           102/08      4.2615        4.2753      4.2789       4.2833      4.2687     4.2618
           102/16      4.2182        4.2334      4.2373       4.2422      4.2261     4.2185
           102/24      4.1749        4.1916      4.1959       4.2012      4.1836     4.1753
           103/00      4.1318        4.1500      4.1545       4.1603      4.1412     4.1322
-------------------------------------------------------------------------------------------
AVERAGE LIFE             6.64          6.97        6.99         7.09        6.78       6.66
FIRST PRIN         05/13/2011    05/13/2009  05/13/2011   05/13/2011  05/13/2011 12/13/2009
LAST PRIN          01/13/2012    06/13/2014  06/13/2014   06/13/2014  06/13/2014 06/13/2014
PAYMENT WINDOW              9            62          38           38          38         55
ACCRUAL FACTOR         0.3351        0.3351      0.3351       0.3351      0.3351     0.3351
MOD DURATION @
100/16                   5.59          5.78        5.83         5.90        5.69       5.60
CUM WRITEDOWN            0.00          0.00        0.00         0.00        0.00       0.00

                                                                     Page 2 of 2
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/13/2005        17:13:04 CARVE Version 37.0          /u/dsouzad/deal/top17/red/top17.050105.red.carve
MSDWCI   MSDWCI   SERIES   2005-TOP17 **S&P/FITCH    CLASS A2
-------------------------------------------------------------------------------------

Class                   A2                    Settlement Date       01/27/2005
Original Balance        23,000,000.00         Dated Date            01/01/2005
Current Balance         23,000,000.00         First Payment Date    02/13/2005
Credit Rating           AAA                   Next Payment Date     02/13/2005
Market Desc             N/A                   Payment Freq          Monthly
Factor                  1.00000000            Interest Freq         Monthly

----------------    ----------------------------------------------------------

Coupon               4.18000               Cusip                N/A
Delay                12                    Yield Table Date     01/13/2005
Lead Manager         Morgan Stanley & Co.  Yield Frequency      SemiAnnual
Orig Deal Size       980,772,819.43        Yield Day Count      30/360
Num of Tranches      30
Deal Age             0

                     OPTIONALCALL  OPTIONALCALL OPTIONALCALL  OPTIONALCALL OPTIONALCALL OPTIONALCALL
TRIGGER              YES           YES          YES           YES          YES          YES
PREPAY       CPR 0   CPR 0         CPR 0        CPR 0         CPR 0        CPR 0        CPR 0
DEFAULT              CDR 1         CDR 2        CDR 3         CDR 4        CDR 5        CDR 10
ADVANCES             YES           YES          YES           YES          YES          YES
RECV MNTH            24            24           24            24           24           24
RECV DISTR           100 1         100 1        100 1         100 1        100 1        100 1
LOSSES               0.35          0.35         0.35          0.35         0.35         0.35
---------------------------------------------------------------------------------------------------------
PRICE
/YIELD
---------------------------------------------------------------------------------------------------------

      98/00    4.8659        4.9642       5.0207       5.0572       5.0828       5.1009       5.1484
      98/08    4.7777        4.8627       4.9115       4.9431       4.9652       4.9809       5.0218
      98/16    4.6899        4.7615       4.8027       4.8293       4.8480       4.8612       4.8957
      98/24    4.6023        4.6607       4.6943       4.7159       4.7311       4.7419       4.7701
      99/00    4.5150        4.5602       4.5861       4.6029       4.6146       4.6230       4.6448
      99/08    4.4279        4.4600       4.4784       4.4902       4.4985       4.5045       4.5199
      99/16    4.3412        4.3601       4.3709       4.3779       4.3828       4.3863       4.3954
      99/24    4.2547        4.2605       4.2638       4.2660       4.2675       4.2685       4.2713
     100/00    4.1685        4.1612       4.1570       4.1543       4.1525       4.1511       4.1476
     100/08    4.0826        4.0623       4.0506       4.0431       4.0378       4.0341       4.0243
     100/16    3.9969        3.9636       3.9445       3.9322       3.9235       3.9174       3.9014
     100/24    3.9115        3.8653       3.8387       3.8216       3.8096       3.8011       3.7789
     101/00    3.8264        3.7673       3.7333       3.7114       3.6960       3.6851       3.6567
     101/08    3.7415        3.6695       3.6282       3.6015       3.5828       3.5696       3.5350
     101/16    3.6569        3.5721       3.5234       3.4920       3.4700       3.4543       3.4136
     101/24    3.5725        3.4750       3.4189       3.3828       3.3575       3.3395       3.2926
     102/00    3.4884        3.3781       3.3148       3.2739       3.2453       3.2250       3.1720
     102/08    3.4046        3.2816       3.2110       3.1654       3.1335       3.1108       3.0517
     102/16    3.3210        3.1854       3.1075       3.0572       3.0220       2.9970       2.9318
     102/24    3.2377        3.0894       3.0043       2.9493       2.9109       2.8836       2.8123
     103/00    3.1546        2.9938       2.9014       2.8418       2.8001       2.7705       2.6932
---------------------------------------------------------------------------------------------------------
AVERAGE          3.16          2.72         2.52         2.40         2.33         2.28         2.15
LIFE
FIRST PRIN 01/13/2007    01/13/2007   01/13/2007   01/13/2007   01/13/2007   01/13/2007   01/13/2007
LAST PRIN  05/13/2009    07/13/2008   02/13/2008   11/13/2007   09/13/2007   08/13/2007   05/13/2007
PAYMENT
WINDOW             29            19           14           11            9            8            5
ACCRUAL
FACTOR         0.3019        0.3019       0.3019       0.3019       0.3019       0.3019       0.3019
MOD
DURATION @
100/16           2.90          2.52         2.34         2.24         2.17         2.13         2.02
CUM
WRITEDOWN        0.00          0.00         0.00         0.00         0.00         0.00         0.00

                       OPTIONALCALL  OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL
TRIGGER                YES           YES          YES          YES          YES          YES          YES
PREPAY                 (!YM) CPR     (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR    (!YM) CPR
                       100           100          100          100          100          100          100
DEFAULT                              CDR 1        CDR 2        CDR 3        CDR 4        CDR 5        CDR 10
ADVANCES                             YES          YES          YES          YES          YES          YES
RECV MNTH                            24           24           24           24           24           24
RECV DISTR                           100 1        100 1        100 1        100 1        100 1        100 1
LOSSES                               0.35         0.35         0.35         0.35         0.35         0.35
---------------------------------------------------------------------------------------------------------------------
PRICE/
YIELD
---------------------------------------------------------------------------------------------------------------------

                             4.8662       4.9642       5.0207       5.0572       5.0828       5.1009      5.1484
                             4.7780       4.8627       4.9115       4.9431       4.9652       4.9809      5.0218
                             4.6901       4.7615       4.8027       4.8293       4.8480       4.8612      4.8957
                             4.6025       4.6607       4.6943       4.7159       4.7311       4.7419      4.7701
                             4.5151       4.5602       4.5861       4.6029       4.6146       4.6230      4.6448
                             4.4280       4.4600       4.4784       4.4902       4.4985       4.5045      4.5199
                             4.3413       4.3601       4.3709       4.3779       4.3828       4.3863      4.3954
                             4.2547       4.2605       4.2638       4.2660       4.2675       4.2685      4.2713
                             4.1685       4.1612       4.1570       4.1543       4.1525       4.1511      4.1476
                             4.0825       4.0623       4.0506       4.0431       4.0378       4.0341      4.0243
                             3.9968       3.9636       3.9445       3.9322       3.9235       3.9174      3.9014
                             3.9113       3.8653       3.8387       3.8216       3.8096       3.8011      3.7789
                             3.8262       3.7673       3.7333       3.7114       3.6960       3.6851      3.6567
                             3.7413       3.6695       3.6282       3.6015       3.5828       3.5696      3.5350
                             3.6566       3.5721       3.5234       3.4920       3.4700       3.4543      3.4136
                             3.5722       3.4750       3.4189       3.3828       3.3575       3.3395      3.2926
                             3.4881       3.3781       3.3148       3.2739       3.2453       3.2250      3.1720
                             3.4042       3.2816       3.2110       3.1654       3.1335       3.1108      3.0517
                             3.3206       3.1854       3.1075       3.0572       3.0220       2.9970      2.9318
                             3.2372       3.0894       3.0043       2.9493       2.9109       2.8836      2.8123
                             3.1541       2.9938       2.9014       2.8418       2.8001       2.7705      2.6932
---------------------------------------------------------------------------------------------------------------------
AVERAGE                        3.16         2.72         2.52         2.40         2.33         2.28        2.15
LIFE
FIRST PRIN               01/13/2007   01/13/2007   01/13/2007   01/13/2007   01/13/2007   01/13/2007  01/13/2007
LAST PRIN                04/13/2009   07/13/2008   02/13/2008   11/13/2007   09/13/2007   08/13/2007  05/13/2007
PAYMENT
WINDOW                           28           19           14           11            9            8           5
ACCRUAL
FACTOR                       0.3019       0.3019       0.3019       0.3019       0.3019       0.3019      0.3019
MOD
DURATION @
100/16                         2.90         2.52         2.34         2.24         2.17         2.13        2.02
CUM
WRITEDOWN                      0.00         0.00         0.00         0.00         0.00         0.00        0.00

                                                                     Page 1 of 3
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/13/2005        17:13:04 CARVE Version 37.0        /w/dsouzad/deal/top17/red/to 17.050105.red.carve
MSCI     MSCI     SERIES   2005-TOP17 **S&P/FITCH    CLASS A3
-------------------------------------------------------------------------------------

Class                   A3                   Settlement Date       01/27/2005
Original Balance        56,800,000.00        Dated Date            01/01/2005
Current Balance         56,800,000.00        First Payment Date    02/13/2005
Credit Rating           AAA                  Next Payment Date     02/13/2005
Market Desc             N/A                  Payment Freq          Monthly
Factor                  1.00000000           Interest Freq         Monthly

---------------------------------------------------------------------------------------------

   Coupon              4.37000                  Cusip                  N/A
   Delay               12                       Yield Table Date       01/13/2005
   Lead Manager        Morgan Stanley & Co.     Yield Frequency        SemiAnnual
   Orig Deal Size      980,772,819.43           Yield Day Count        30/360
   Num of Tranches     24
   Deal Age            0

                       OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL OPTIONALCALL  OPTIONALCALL
TRIGGER                YES          YES          YES          YES          YES           YES

PREPAY        CPR 0    CPR 0        CPR 0        CPR 0        CPR 0        CPR 0         CPR 0
DEFAULT                CDR 1        CDR 2        CDR 3        CDR 4        CDR 5         CDR 10
ADVANCES               YES          YES          YES          YES          YES           YES
RECV MNTH              24           24           24           24           24            24
RECV DISTR             100 1        100 1        100 1        100 1        100 1         100 1
LOSSES                 0.35         0.35         0.35         0.35         0.35          0.35
--------------------------------------------------------------------------------------------------------------
PRICE
/YIELD
--------------------------------------------------------------------------------------------------------------

       98/00      4.8542       4.8773       4.9134       4.9581       4.9974        5.0355       5.1575
       98/08      4.7937       4.8137       4.8448       4.8834       4.9174        4.9503       5.0557
       98/16      4.7334       4.7502       4.7765       4.8090       4.8377        4.8654       4.9542
       98/24      4.6733       4.6870       4.7084       4.7349       4.7582        4.7807       4.8531
       99/00      4.6134       4.6240       4.6405       4.6609       4.6789        4.6964       4.7522
       99/08      4.5536       4.5611       4.5728       4.5872       4.5999        4.6122       4.6517
       99/16      4.4941       4.4984       4.5053       4.5137       4.5211        4.5284       4.5514
       99/24      4.4347       4.4360       4.4380       4.4404       4.4426        4.4447       4.4515
      100/00      4.3755       4.3737       4.3709       4.3674       4.3643        4.3614       4.3519
      100/08      4.3164       4.3116       4.3040       4.2946       4.2863        4.2783       4.2526
      100/16      4.2575       4.2496       4.2373       4.2220       4.2085        4.1954       4.1536
      100/24      4.1988       4.1879       4.1708       4.1496       4.1309        4.1128       4.0549
      101/00      4.1403       4.1263       4.1045       4.0774       4.0536        4.0305       3.9566
      101/08      4.0820       4.0650       4.0384       4.0055       3.9765        3.9484       3.8585
      101/16      4.0238       4.0038       3.9725       3.9337       3.8996        3.8665       3.7607
      101/24      3.9658       3.9428       3.9068       3.8622       3.8230        3.7849       3.6632
      102/00      3.9079       3.8819       3.8413       3.7909       3.7466        3.7036       3.5660
      102/08      3.8502       3.8213       3.7760       3.7198       3.6704        3.6225       3.4691
      102/16      3.7927       3.7608       3.7109       3.6489       3.5944        3.5416       3.3725
      102/24      3.7354       3.7005       3.6460       3.5782       3.5187        3.4610       3.2762
      103/00      3.6782       3.6404       3.5812       3.5077       3.4432        3.3806       3.1802
--------------------------------------------------------------------------------------------------------------
AVERAGE             4.77         4.51         4.16         3.79         3.52          3.29         2.72
LIFE
FIRST PRIN    05/13/2009   07/13/2008   02/13/2008   11/13/2007   09/13/2007    08/13/2007   05/13/2007
LAST PRIN     12/13/2009   12/13/2009   12/13/2009   09/13/2009   05/13/2009    02/13/2009   03/13/2008
PAYMENT
WINDOW                 8           18           23           23           21            19           11
ACCRUAL
FACTOR            0.3156       0.3156       0.3156       0.3156       0.3156        0.3156       0.3156
MOD
DURATION @
100/16              4.22         4.01         3.72         3.42         3.19          3.00         2.51
CUM
WRITEDOWN           0.00         0.00         0.00         0.00         0.00          0.00         0.00

                    OPTIONALCALL   OPTIONALCALL  OPTIONALCALL  OPTIONALCALL  OPTIONALCALL  OPTIONALCALL  OPTIONALCALL
TRIGGER             YES            YES           YES           YES           YES           YES           YES
PREPAY              (!YM) CPR 100  (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100
DEFAULT                            CDR 1         CDR 2         CDR 3          CDR 4        CDR 5         CDR 10
ADVANCES                           YES           YES           YES            YES          YES           YES
RECV MNTH                          24            24            24             24           24            24
RECV DISTR                         100 1         100 1         100 1          100 1        100 1         100 1
LOSSES                             0.35          0.35          0.35           0.35         0.35          0.35
---------------------------------------------------------------------------------------------------------------------
PRICE/
YIELD
---------------------------------------------------------------------------------------------------------------------

                          4.8633       4.8851       4.9197       4.9594      4.9983             5.0355        5.1575
                          4.8016       4.8204       4.8503       4.8846      4.9182             4.9503        5.0557
                          4.7401       4.7559       4.7811       4.8100      4.8384             4.8654        4.9542
                          4.6787       4.6916       4.7121       4.7357      4.7587             4.7807        4.8531
                          4.6176       4.6275       4.6433       4.6615      4.6794             4.6964        4.7522
                          4.5566       4.5636       4.5748       4.5876      4.6002             4.6122        4.6517
                          4.4958       4.4999       4.5064       4.5140      4.5213             4.5284        4.5514
                          4.4352       4.4364       4.4383       4.4405      4.4427             4.4447        4.4515
                          4.3747       4.3731       4.3704       4.3673      4.3643             4.3614        4.3519
                          4.3145       4.3099       4.3026       4.2943      4.2861             4.2783        4.2526
                          4.2544       4.2470       4.2351       4.2215      4.2082             4.1954        4.1536
                          4.1945       4.1842       4.1678       4.1490      4.1305             4.1128        4.0549
                          4.1348       4.1216       4.1007       4.0766      4.0530             4.0305        3.9566
                          4.0752       4.0592       4.0337       4.0045      3.9758             3.9484        3.8585
                          4.0159       3.9970       3.9670       3.9326      3.8988             3.8665        3.7607
                          3.9567       3.9349       3.9005       3.8609      3.8220             3.7849        3.6632
                          3.8976       3.8731       3.8342       3.7894      3.7455             3.7036        3.5660
                          3.8388       3.8114       3.7680       3.7181      3.6692             3.6225        3.4691
                          3.7801       3.7499       3.7021       3.6471      3.5931             3.5416        3.3725
                          3.7216       3.6886       3.6363       3.5762      3.5172             3.4610        3.2762
                          3.6632       3.6274       3.5708       3.5056      3.4416             3.3806        3.1802
---------------------------------------------------------------------------------------------------------------------
AVERAGE                     4.66         4.43         4.10         3.78        3.51               3.29          2.72
LIFE
FIRST PRIN            04/13/2009   07/13/2008   02/13/2008   11/13/2007  09/13/2007         08/13/2007    05/13/2007
LAST PRIN             02/13/2009   11/13/2009   11/13/2009   09/13/2009  04/13/2009         02/13/2009    03/13/2008
PAYMENT
WINDOW                         9           17           22           23          20                 19            11
ACCRUAL
FACTOR                    0.3156       0.3156       0.3156       0.3156      0.3156             0.3156        0.3156
MOD
DURATION @
100/16                      4.13         3.94         3.68         3.41        3.19               3.00          2.51
CUM
WRITEDOWN                   0.00         0.00         0.00         0.00        0.00               0.00          0.00

                                                                     Page 2 of 3
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/13/2005        17:13:04 CARVE Version 37.0                 /u/dsouzad/deal/top 17/red/top 17.050105.red.carve
MSCI     MSCI     SERIES 2005-TOP17 **S&P/FITCH      CLASS A4
--------------------------------------------------------------------------------------------

Class                   A4                   Settlement Date           01/27/2005
Original Balance        85,600,000.00        Dated Date                01/01/2005
Current Balance         85,600,000.00        First Payment Date        02/13/2005
Credit Rating           AAA                  Next Payment Date         02/13/2005
Market Desc             N/A                  Payment Freq              Monthly
Factor                  1.00000000           Interest Freq             Monthly

------------------------------------------------------------------------------------------------------------------

 Coupon               4.64000                 Cusip                  N/A
 Delay                12                      Yield Table Date       01/31/2005
 Lead Manager         Morgan Stanley & Co.    Yield Frequency        SemiAnnual
 Orig Deal Size       980,772,819.43          Yield Day Count        30/360
 Num of Tranches      30
 Deal Age             0

                       OPTIONALCALL  OPTIONALCALL   OPTIONALCALL  OPTIONALCALL  OPTIONALCALL OPTIONALCALL
TRIGGER                YES           YES            YES           YES           YES          YES

PREPAY         CPR 0   CPR 0         CPR 0          CPR 0         CPR 0         CPR 0        CPR 0
DEFAULT                CDR 1         CDR 2          CDR 3         CDR 4         CDR 5        CDR 10
ADVANCES               YES           YES            YES           YES           YES          YES
RECV MNTH              24            24             24            24            24           24
RECV DISTR             100 1         100 1          100 1         100 1         100 1        100 1
LOSSES                 0.35          0.35           0.35          0.35          0.35         0.35
------------------------------------------------------------------------------------------------------------------
PRICE
/YIELD
------------------------------------------------------------------------------------------------------------------

       98/00     5.0184      5.0396       5.0620       5.0866       5.1137       5.1361       5.2329
       98/08     4.9728      4.9911       5.0104       5.0317       5.0551       5.0744       5.1580
       98/16     4.9273      4.9428       4.9590       4.9769       4.9966       5.0129       5.0833
       98/24     4.8820      4.8946       4.9078       4.9223       4.9383       4.9516       5.0088
       99/00     4.8368      4.8465       4.8567       4.8679       4.8802       4.8904       4.9345
       99/08     4.7918      4.7986       4.8057       4.8136       4.8223       4.8295       4.8604
       99/16     4.7469      4.7508       4.7550       4.7595       4.7645       4.7687       4.7866
       99/24     4.7021      4.7032       4.7043       4.7056       4.7070       4.7081       4.7130
      100/00     4.6574      4.6557       4.6538       4.6518       4.6495       4.6477       4.6397
      100/08     4.6129      4.6083       4.6035       4.5982       4.5923       4.5874       4.5665
      100/16     4.5686      4.5611       4.5533       4.5447       4.5352       4.5274       4.4936
      100/24     4.5243      4.5141       4.5033       4.4914       4.4783       4.4675       4.4209
      101/00     4.4802      4.4671       4.4534       4.4383       4.4216       4.4078       4.3484
      101/08     4.4362      4.4204       4.4037       4.3853       4.3650       4.3483       4.2761
      101/16     4.3923      4.3737       4.3541       4.3325       4.3086       4.2889       4.2040
      101/24     4.3486      4.3272       4.3046       4.2798       4.2524       4.2297       4.1322
      102/00     4.3050      4.2808       4.2554       4.2273       4.1963       4.1707       4.0606
      102/08     4.2615      4.2346       4.2062       4.1749       4.1404       4.1119       3.9891
      102/16     4.2182      4.1885       4.1572       4.1227       4.0847       4.0532       3.9179
      102/24     4.1749      4.1425       4.1083       4.0707       4.0291       3.9947       3.8469
      103/00     4.1318      4.0967       4.0596       4.0188       3.9737       3.9364       3.7761
------------------------------------------------------------------------------------------------------------------
AVERAGE            6.64        6.19         5.78         5.37         4.98         4.70         3.80
LIFE
FIRST PRIN   05/13/2011  12/13/2009   12/13/2009   09/13/2009   05/13/2009   02/13/2009   03/13/2008
LAST PRIN    01/13/2012  10/13/2011   10/13/2011   09/13/2011   04/13/2011   05/13/2010   07/13/2009
PAYMENT
WINDOW                9          23           23           25           24           16           17
ACCRUAL
FACTOR           0.3351      0.3351       0.3351       0.3351       0.3351       0.3351       0.3351
MOD
DURATION @
100/16             5.59        5.26         4.95         4.64         4.35         4.13         3.40
CUM
WRITEDOWN          0.00        0.00         0.00         0.00         0.00         0.00         0.00

                 OPTIONALCALL OPTIONALCALL  OPTIONALCALL  OPTIONALCALL  OPTIONALCALL  OPTIONALCALL  OPTIONALCALL
TRIGGER          YES          YES           YES           YES           YES           YES           YES
                 (!YM) CPR    (!YM) CPR     (!YM) CPR     (!YM) CPR     (!YM) CPR     (!YM) CPR     (!YM) CPR
PREPAY           100          100           100           100           100           100           100
DEFAULT                       CDR 1         CDR 2         CDR 3         CDR 4         CDR 5         CDR 10
ADVANCES                      YES           YES           YES           YES           YES           YES
RECV MNTH                     24            24            24            24            24            24
RECV DISTR                    100 1         100 1         100 1         100 1         100 1         100 1
LOSSES                        0.35          0.35          0.35          0.35          0.35          0.35
-----------------------------------------------------------------------------------------------------------------
PRICE
/YIELD
-----------------------------------------------------------------------------------------------------------------

                    5.0200          5.0415       5.0649       5.0914          5.1183       5.1415        5.2337
                    4.9742          4.9927       5.0129       5.0358          5.0590       5.0790        5.1586
                    4.9285          4.9441       4.9611       4.9804          5.0000       5.0168        5.0838
                    4.8830          4.8956       4.9095       4.9251          4.9411       4.9547        5.0092
                    4.8376          4.8473       4.8580       4.8701          4.8823       4.8929        4.9348
                    4.7923          4.7992       4.8067       4.8151          4.8238       4.8312        4.8607
                    4.7472          4.7511       4.7555       4.7604          4.7654       4.7697        4.7868
                    4.7022          4.7033       4.7045       4.7058          4.7072       4.7084        4.7131
                    4.6573          4.6555       4.6536       4.6514          4.6492       4.6472        4.6396
                    4.6126          4.6079       4.6029       4.5971          4.5913       4.5863        4.5664
                    4.5680          4.5605       4.5523       4.5430          4.5336       4.5255        4.4933
                    4.5235          4.5132       4.5019       4.4891          4.4761       4.4649        4.4205
                    4.4792          4.4660       4.4516       4.4353          4.4188       4.4045        4.3479
                    4.4350          4.4190       4.4015       4.3817          4.3616       4.3443        4.2756
                    4.3909          4.3721       4.3516       4.3283          4.3046       4.2842        4.2034
                    4.3470          4.3254       4.3017       4.2750          4.2478       4.2244        4.1315
                    4.3031          4.2788       4.2521       4.2218          4.1911       4.1647        4.0597
                    4.2594          4.2323       4.2025       4.1689          4.1346       4.1051        3.9882
                    4.2159          4.1859       4.1532       4.1160          4.0782       4.0458        3.9169
                    4.1724          4.1397       4.1039       4.0633          4.0221       3.9866        3.8458
                    4.1291          4.0937       4.0548       4.0108          3.9661       3.9276        3.7749
----------------------------------------------------------------------------------------------------------------
AVERAGE               6.61            6.16         5.73         5.30            4.92         4.64          3.79
LIFE
FIRST PRIN      04/13/2011      11/13/2009   11/13/2009   09/13/2009      04/13/2009   02/13/2009    03/13/2008
LAST PRIN       01/13/2012      10/13/2011   10/13/2011   08/13/2011      04/13/2011   05/13/2010    07/13/2009
PAYMENT
WINDOW                  10              24           24           24              25           16            17
ACCRUAL
FACTOR              0.3351          0.3351       0.3351       0.3351          0.3351       0.3351        0.3351
MOD
DURATION @
100/16                5.57            5.23         4.91         4.59            4.30         4.09          3.40
CUM
WRITEDOWN             0.00            0.00         0.00         0.00            0.00         0.00          0.00

                                                                     Page 3 of 3
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/14/2005    14:35:11     CARVE Version 37.0    /u/dsouzad/deal/top17/red/top17.050105.red.carve
MSCI          MSCI         SERIES 2005-TOP17 **S&P/FITCH      CLASS A3
-------------------------------------------------------------------------------------------------------------------------

Class                  A3                  Settlement Date       01/27/2005     Coupon              4.37000
Original Balance       56,800,000.00       Dated Date            01/01/2005     Delay               12
Current Balance        56,800,000.00       First Payment Date    02/13/2005     Lead Manager        Morgan Stanley & Co.
Credit Rating          AAA                 Next Payment Date     02/13/2005     Orig Deal Size      980,772,819.43
Market Desc            N/A                 Payment Freq          Monthly        Num of Tranches     30
Factor                 1.00000000          Interest Freq         Monthly        Deal Age            0

----------------------------------------------------------------

  Cusip                N/A
  Yield Table Date     01/14/2005
  Yield Frequency      SemiAnnual
  Yield Day Count      30/360

                          0             DEF_12_18_24         DEF_18_24     DEF_18_24_50  DEF_24        DEF_56
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   98/00        4.8542        4.8130        4.8130        4.8013        4.8366         4.8542
                   98/08        4.7937        4.7581        4.7581        4.7481        4.7785         4.7937
                   98/16        4.7334        4.7034        4.7034        4.6949        4.7206         4.7334
                   98/24        4.6733        4.6489        4.6489        4.6420        4.6629         4.6733
                   99/00        4.6134        4.5945        4.5945        4.5892        4.6053         4.6134
                   99/08        4.5536        4.5403        4.5403        4.5365        4.5479         4.5536
                   99/16        4.4941        4.4863        4.4863        4.4841        4.4907         4.4941
                   99/24        4.4347        4.4324        4.4324        4.4317        4.4337         4.4347
                  100/00        4.3755        4.3787        4.3787        4.3796        4.3768         4.3755
                  100/08        4.3164        4.3251        4.3251        4.3276        4.3201         4.3164
                  100/16        4.2575        4.2717        4.2717        4.2757        4.2636         4.2575
                  100/24        4.1988        4.2185        4.2185        4.2240        4.2072         4.1988
                  101/00        4.1403        4.1654        4.1654        4.1724        4.1510         4.1403
                  101/08        4.0820        4.1125        4.1125        4.1210        4.0950         4.0820
                  101/16        4.0238        4.0597        4.0597        4.0698        4.0391         4.0238
                  101/24        3.9658        4.0071        4.0071        4.0187        3.9834         3.9658
                  102/00        3.9079        3.9546        3.9546        3.9677        3.9279         3.9079
                  102/08        3.8502        3.9023        3.9023        3.9169        3.8725         3.8502
                  102/16        3.7927        3.8501        3.8501        3.8663        3.8173         3.7927
                  102/24        3.7354        3.7981        3.7981        3.8158        3.7622         3.7354
                  103/00        3.6782        3.7463        3.7463        3.7654        3.7073         3.6782
------------------------- ------------- ------------- ------------- ------------- ------------- --------------
AVERAGE LIFE                      4.77          5.33          5.33          5.51          5.00           4.77
FIRST PRIN                  05/13/2009    05/13/2009    05/13/2009    05/13/2009    05/13/2009     05/13/2009
LAST PRIN                   12/13/2009    05/13/2011    05/13/2011    05/13/2011    05/13/2011     12/13/2009
PAYMENT WINDOW                       8            25            25            25            25              8
ACCRUAL FACTOR                  0.3156        0.3156        0.3156        0.3156        0.3156         0.3156
MOD DURATION @ 100/16             4.22          4.65          4.65          4.79          4.39           4.22
CUM WRITEDOWN                     0.00          0.00          0.00          0.00          0.00           0.00

                                                                     Page 1 of 2
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

01/14/2005    14:35:11     CARVE Version 37.0        /u/dsouzad/deal/top17/red/top17.050105.red.carve
MSCI          MSCI         SERIES 2005-TOP17 **S&P/FITCH      CLASS A4
--------------------------------------------------------------------------------------

Class                   A4                   Settlement Date       01/27/2005
Original Balance        85,600,000.00        Dated Date            01/01/2005
Current Balance         85,600,000.00        First Payment Date    02/13/2005
Credit Rating           AAA                  Next Payment Date     02/13/2005
Market Desc             N/A                  Payment Freq          Monthly
Factor                  1.00000000           Interest Freq         Monthly

------------------------------------------------------------------------------------------------------

  Coupon             4.64000               Cusip                N/A
  Delay              12                    Yield Table Date     01/14/2005
  Lead Manager       Morgan Stanley & Co.  Yield Frequency      SemiAnnual
  Orig Deal Size     980,772,819.43        Yield Day Count      30/360
  Num of Tranches    30
  Deal Age           0

                     0              DEF_12_18_24    DEF_18_24     DEF_18_24_50       DEF_24        DEF_56
-------------------- -------------- ------------- -------------- ------------- ------------- --------------
PRICE / YIELD
-------------------- -------------- ------------- -------------- ------------- ------------- --------------

              98/00         5.0184        4.9735         5.0048        5.0014        5.0128         5.0129
              98/08         4.9728        4.9340         4.9611        4.9581        4.9679         4.9680
              98/16         4.9273        4.8947         4.9175        4.9150        4.9232         4.9233
              98/24         4.8820        4.8555         4.8740        4.8719        4.8787         4.8788
              99/00         4.8368        4.8164         4.8306        4.8291        4.8343         4.8343
              99/08         4.7918        4.7774         4.7874        4.7863        4.7900         4.7900
              99/16         4.7469        4.7385         4.7443        4.7437        4.7458         4.7458
              99/24         4.7021        4.6998         4.7014        4.7012        4.7018         4.7018
             100/00         4.6574        4.6612         4.6586        4.6589        4.6579         4.6579
             100/08         4.6129        4.6227         4.6159        4.6166        4.6142         4.6141
             100/16         4.5686        4.5843         4.5733        4.5745        4.5705         4.5705
             100/24         4.5243        4.5460         4.5309        4.5325        4.5270         4.5270
             101/00         4.4802        4.5078         4.4886        4.4907        4.4837         4.4836
             101/08         4.4362        4.4698         4.4464        4.4490        4.4404         4.4403
             101/16         4.3923        4.4319         4.4043        4.4074        4.3973         4.3972
             101/24         4.3486        4.3940         4.3624        4.3659        4.3543         4.3542
             102/00         4.3050        4.3563         4.3206        4.3245        4.3114         4.3113
             102/08         4.2615        4.3187         4.2789        4.2833        4.2687         4.2685
             102/16         4.2182        4.2812         4.2373        4.2422        4.2261         4.2259
             102/24         4.1749        4.2439         4.1959        4.2012        4.1836         4.1834
             103/00         4.1318        4.2066         4.1545        4.1603        4.1412         4.1410
-------------------- -------------- ------------- -------------- ------------- ------------- --------------
AVERAGE LIFE                  6.64          7.92           6.99          7.09          6.78           6.78
FIRST PRIN              05/13/2011    05/13/2011     05/13/2011    05/13/2011    05/13/2011     05/13/2011
LAST PRIN               01/13/2012    06/13/2014     06/13/2014    06/13/2014    06/13/2014     06/13/2014
PAYMENT WINDOW                   9            38             38            38            38             38
ACCRUAL FACTOR              0.3351        0.3351         0.3351        0.3351        0.3351         0.3351
MOD DURATION @                5.59          6.47           5.83          5.90          5.69           5.69
100/16
CUM WRITEDOWN                 0.00          0.00           0.00          0.00          0.00           0.00

                                                                     Page 2 of 2
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.